UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 2, 2005

                                  VERSATA, INC.
             (Exact name of Registrant as specified in its charter)

DELAWARE                                000-29757                68-0255203
(State or other jurisdiction       (Commission File No.)       (IRS Employer
of incorporation or organization)                         Identification Number)

           300 Lakeside Drive, Suite 1300, Oakland, California, 94612 (Address of principal executive office including zip code)

                                 (510) 628-1000
              (Registrant's telephone number, including area code)

                                       N/A
          ------------------------------------------------------------
          (Former name or former address if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINICIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On February 2, 2005, Dr. Alan Baratz resigned as President and CEO of the Company effective February 18, 2005. Dr. Baratz will continue to serve as a member of the Company's board of directors. He has served as a board member since May 2003.

On February 4, 2005, the Company announced that beginning February 18, Will Frederick, the Company's Chief Financial Officer, will also serve as the interim Chief Executive Officer while the Company searches for Dr. Baratz's replacement.

Mr. Frederick, 41, joined Versata in December 2002 as Corporate Controller and was appointed as Vice President and Chief Financial Officer in January 2004. From August 2000 through March 2002, Mr. Frederick served as Vice President, Finance at Clarent Corp. From January 2000 through August 2000, Mr. Frederick was Corporate Controller at ACT Networks, Inc. a developer and manufacturer of broadband access equipment that was acquired by Clarent in August 2000. From May 1999 to November 1999, Mr. Frederick was the Chief Financial and Administrative Officer of IAM.com, Inc, a business-to-business web application company. Mr. Frederick's experience includes over 15 years of global finance, accounting and administrative management in senior financial positions with companies ranging from start-ups to Fortune 500 corporations in multiple industries. From January 1998 to May 1999, Mr. Frederick was in the corporate finance department of The Disney Store division of The Walt Disney Company. Mr. Frederick holds a M.B.A degree from California State University at Long Beach and a bachelor's degree in Finance from California State University at Fullerton.

In February 2004, the Company entered into an amended offer letter agreement with Mr. Frederick, which as amended in January 2005 provides for a base annual salary of $190,000, bonus eligibility, and a grant of options to purchase common stock. Mr. Frederick's offer letter is filed with the Securities and Exchange Commission on February 28, 2005 as Exhibit 10.17 to its Form 10-K.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              VERSATA, INC.

Date:    February 4, 2005                     By: /s/ William Frederick
                                                  ---------------------
                                                   William Frederick
                                                   Chief Financial Officer